UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: December 13, 2004
(Date of earliest event reported)

LAIDLAW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	000-13109 (Commission File Number)	98-0390488 (IRS Employer Identification No.)

55 Shuman Boulevard, Suite 400
Naperville, Illinois 60563
(Address of principal executive offices, including zip code)

(630) 848-3000
(Registrant’s telephone number, including area code)

     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE
Deferred Shares Agreement
Evidence of Award and Stock Option Agreement
Evidence of Award & Non-Employee Dir. Stock Option Agmt
Non-Employee Director Restricted Shares Agreement

Item 1.01 Entry into a Material Definitive Agreement

     On November 8, 2004, the Human Resources and Compensation Committee of the Board of Directors (the “Compensation Committee”) of Laidlaw International, Inc. (the “Company”) approved deferred share awards and option grants under the Laidlaw International, Inc. 2003 Equity and Performance Incentive Plan (the “Equity and Performance Incentive Plan”) to its executive officers and restricted share awards and option grants under the Equity and Performance Incentive Plan to its directors. On December 8, 2004, the Company granted the following number of deferred shares, options and restricted shares to each of the following executive officers and directors, as applicable, as previously approved by the Compensation Committee:

	No. of Deferred		No. of Restricted
Executive Officers:	Shares:	No. of Options:	Shares:
Kevin E. Benson	100,000	185,000	—
Douglas A. Carty	30,000	50,000	—
Beth Byster Corvino	10,000	30,000	—
Jeffrey W. Sanders	10,000	20,000	—
Jeffery A. McDougle	5,000	15,000	—

Directors:
John F. Chlebowski	—	6,750	3,375
James H. Dickerson	—	6,750	3,375
Lawrence M. Nagin	—	6,750	3,375
Richard P. Randazzo	—	6,750	3,375
Mario A. Sastre	—	6,750	3,375
Peter E. Stangl	—	10,125	5,063
Carroll R. Wetzel, Jr.	—	6,750	3,375

     All deferred shares vest in four equal annual installments beginning on December 8, 2005. All restricted shares vest on the three year anniversary of the grant date. All options vest in three equal annual installments beginning on December 8, 2005.

     The Company issued Evidence of Awards and entered into a Deferred Shares Agreement and Stock Option Agreement with each of the executive officers named above and a Non-Employee Director Stock Option Agreement and Non-Employee Director Restricted Shares Agreement with each of the directors named above. Copies of the form of the Evidence of Awards, Deferred Shares Agreement, Stock Option Agreement, Non-Employee Director Stock Option Agreement and Non-Employee Director Restricted Shares Agreement are attached as exhibits to this report and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(c)     Exhibits

99.1	Deferred Shares Agreement.

99.2	Evidence of Award and Stock Option Agreement.

99.3	Evidence of Award and Non-Employee Director Stock Option Agreement.

99.4	Non-Employee Director Restricted Shares Agreement.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2004

LAIDLAW INTERNATIONAL, INC.

By:	/s/ Kevin E. Benson

Name: Kevin E. Benson Title: President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Deferred Shares Agreement.

99.2	Evidence of Award and Stock Option Agreement.

99.3	Evidence of Award and Non-Employee Director Stock Option Agreement.

99.4	Non-Employee Director Restricted Shares Agreement.